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                                                                   EXHIBIT 10.26

                REGISTRATION AND PARTICIPATION RIGHTS AGREEMENT

     THIS REGISTRATION AND PARTICIPATION RIGHTS AGREEMENT, dated as of April 3, 1998, is entered into by and among Pinnacle Oil International, Inc., a Nevada corporation (the "Company"), and SFD Investment LLC, an Arkansas limited liability company (the "Investor").

     RECITALS:

     Whereas, pursuant to a Stock Subscription Agreement, dated April 3, 1998 (the "Subscription Agreement"), the Investor has subscribed to purchase 800,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock"), of the Company, which shares are convertible into shares of Common Stock of the Company (the "Common Stock"), and has also purchased warrants to acquire up to 200,000 shares of Common Stock of the Company (the "Warrants"); and

     Whereas, a material inducement for the Investor to enter into the Subscription Agreement was the Company's agreement to grant to the Investor certain rights to (i) have the shares of Common Stock of the Company that the Investor is entitled to receive upon conversion of the Preferred Stock, and upon exercise of the Warrants, registered under the Securities Act of 1933, as amended (the "Act"); and (ii) to participate in certain offerings of the Company's securities.

     Now, therefore, in consideration of the foregoing and the mutual promises and covenants herein contained, the Parties agree as follows:

     1.   Definitions.   A glossary of the definitions of the capitalized terms
          -----------
used in this Agreement is set forth in Appendix A which is attached hereto and
                                       ----------
incorporated herein by this reference.

     2.   Required Registration.   From and after the first anniversary of the
          ---------------------
date hereof, the Investor may make a written request to the Company requesting that the Company effect the registration of Registrable Securities under the Act, and specifying the Company's intended method or methods of disposition thereof; provided, however, in order to make such demand, the Investor must then own (or have the right to own assuming all of the shares of Preferred Stock have then been converted and all of the Warrants have then been exercised) at least one percent (1%) of the outstanding shares of Common Stock of the Company (after taking into consideration shares of Common Stock issuable upon the conversion of all of the shares of Preferred Stock were converted and the exercise of all of the Warrants, but without considering any other rights, options or warrants to purchase shares of Common Stock of the Company or any other securities of the Company convertible into shares of Common Stock of the Company); and provided further, the Investor must register at least one-half (1/2) of the Registrable Securities. The Company will use commercially reasonable efforts to effect the registration under the Act of all shares of Registrable Securities which the Company has been requested to register pursuant to this Section 2; provided, however, that:

          (a) the Company will not be required to effect more than two registrations of any Registrable Securities pursuant to this Section 2;

          (b) the Company will not be required to file an additional registration requested pursuant to this Section 2, if the Company has furnished to the Investor a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company the filing of a registration statement would require the disclosure of material information that the Company has a bona fide

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business purpose for preserving as confidential, and that is not then otherwise legally required to be disclosed; and

          (c) the Company will not be required to file a registration statement requested pursuant to this Section 2 within twelve (12) months after the effective date of a registration statement of the type referred to in Section 3 if the Investor was entitled but did not make a request to participate in such registration.

     3.   "Piggyback" Registration.
          ------------------------

          (a) If the Company at any time proposes to register under the Act any of its securities that are of the same class as the Registrable Securities (other than in connection with a tender offer, merger, or other acquisition, or a registration on any registration form which does not permit secondary sales, or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) for sale for its own account or otherwise, it will at such time give prompt written notice to the Investor of its intention to do so. Upon the written request of the Investor made within fifteen (15) days after the date of any such notice, the Company will use its best efforts to affect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Investor, to the extent required to permit the disposition of the Registrable Securities to be so registered; provided however, that the Company may at any time withdraw or cease proceeding with any such registration, if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

          (b) If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed, on a firm commitment basis, by or through one or more underwriters of recognized national or regional standing under underwriting terms appropriate for such a transaction; and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Investor by letter of its belief that the number of securities requested to be included for the account of the Investor (and any other participating securities holders of the Company) in such registration exceeds the number which can be sold in (or during the time of) such offering, or that the inclusion would in the underwriter's reasonable judgment adversely affect the marketing of the securities to be sold by the Company therein, and such other investors of securities other than Registrable Securities, then the Company shall include in such registration such number of Registrable Securities that the Company has been so advised may be sold in such offering as the number of Registrable Securities. The limitation on the number of Registrable Securities to be registered on behalf of the securities holders of the Company will be imposed first, upon any other security holder of the Company (other than the Investor), and last, upon the Investor.

          (c) The Registrable Securities proposed to be registered under any registration statement under Section 3 hereof will be offered for sale at the same public offering price as the securities offered for sale by the Company or any other selling shareholder covered thereby.

          (d) The Investor shall be entitled to have its Registrable Securities included in an unlimited number of registrations pursuant to this Section 3.

     4.   Underwriting.   If the Investor requests that a registration pursuant
          ------------
to Section 2 involve an underwriting, or if any registration of which the Company gives notice pursuant to Section 3 is for a registered public offering involving an underwriting, the right of the Investor to registration hereunder shall be conditioned upon its participation in such underwriting, and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. The Investor shall (together with the Company and any other security holder

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distributing securities through such underwriting) enter into an underwriting agreement with the representative of the underwriter or underwriters selected for underwriting by the Company, containing customary (x) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions; and (y) representations, warranties, covenants and indemnities; provided, however, that the Investor may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Investor and that any or all of the conditions precedent to the obligations of the Company shall also be conditions precedent to the obligations of the Investor; and provided further that the Investor shall not be required to make any representations or warranties to or enter into any agreements with the Company or the underwriters, other than representations, warranties or agreements regarding the Investor and its intended method of distribution and any other representation required by law. Notwithstanding any other provision hereof, if the representative of the underwriter determines that marketing factors require a "lock-up period," the Investor agrees not to transfer any of its Registrable Securities (including pursuant to the registration statement in Section 2) during the ten (10) day period prior to effective date of the registration statement and for such additional period as may be required by the underwriters, up to one hundred eighty (180) days after the effectiveness of the registration statement. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     5.   Expenses of Registration.   All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Company and the Investor pro rata on the basis of the number of shares so registered. The Investor shall be solely responsible for the costs and expenses of its legal counsel.

     6.   Registration Procedures.   In the case of each registration effected
          -----------------------
by the Company pursuant to this Agreement, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          (a)  keep such registration effective until the earlier of (i) the
                                                          -------
date the distribution described in the registration statement relating thereto shall have been completed; or (ii) one (1) year from the effective date of such registration statement;

          (b) furnish to the Investor, prior to the filing of the requisite registration statement, copies of drafts of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents in such quantities as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities included in such registration statement;

          (c) notify the Investor promptly of any request by the Commission for an amendment supplementing such registration statement or prospectus, or for additional information;

          (d) advise the Investor promptly after the Company receives notice or obtains knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such registration statement or amendment thereto or of the initiation or threat of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order and to obtain its withdrawal promptly if such stop order should be issued;

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          (e)  use all reasonable efforts to register or qualify the Registrable
Securities included in the registration statement under such other securities or blue sky laws of such jurisdictions (not to exceed ten (10)) as the Investor (or the managing underwriter, in the case of underwritten offerings) may reasonably request, and to do any and all other acts and things as may be reasonably necessary or advisable to enable the Investor (or the managing underwriter, in the case of underwritten offerings) to consummate the disposition in such jurisdictions of the Registrable Securities to be sold; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6, (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

          (f) use all reasonable efforts to cause the Registrable Securities included in the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and its subsidiaries, including, without limitation, all necessary approval from insurance regulatory bodies, to enable the Investor to consummate the disposition of such Registrable Securities, provided that the Company shall not be required to incur any expenses to satisfy regulatory requirements applicable to a particular purchaser of such Registrable Securities;

          (g) notify the Investor, at any time when a prospectus relating to the proposed sale is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement or amendment contains an untrue statement of a material fact or omits to state any material fact required to be stated therein to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (h) enter into customary agreements (including, without limitation, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities included in the registration statement;

          (i) make available for inspection by the Investor, any managing underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by the Investor or any managing underwriter (collectively, the "Agents"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Agent in connection with such registration; provided, however, that (i) Records and information obtained herein shall be used by such persons only to fulfill their due diligence responsibility; and (ii) Records or information which the Company determines in good faith to be confidential shall not be disclosed by the Agents unless (x) the Company determines that the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in the registration statement; or (y) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction. The Investor further agrees that it will, upon learning that disclosure of such Records or information is sought in a court or governmental authority, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records or information deemed confidential;

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          (j)  use all reasonable efforts to furnish to the underwriters in such offering (i) at the effective date of such registration statement and the date of the closing of the sale of the Registrable Securities to the underwriters in such offering, if any, a "comfort letter" signed by the independent certified public accountants who have certified the financial statements included or incorporated by reference in such registration statement, covering such matters as are customarily covered in "comfort letters" for similar offerings; and (ii) at the date of closing of the sale of Registrable Securities to the underwriters in such offering, if any, a signed opinion of counsel for the Company, dated the closing date of such offering, covering such matters as are customarily covered in opinion letters for similar offerings; and

          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     7.   Rule 144 Reporting.   With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as the Investor owns any Registrable Securities, furnish upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public (at any time after it has become subject to such reporting requirement), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

     8.   Indemnification.
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          (a)  To the extent permitted by law, the Company will indemnify the
Investor, each of its officers, directors, partners, members, managers, agents and representatives, each "underwriter" (as defined in the Act), if any, and each person "controlling" the Investor or such underwriter within the meaning of the Act and the rules and regulations thereunder, with respect to each registration which has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or

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compliance, and will reimburse the Investor, each of its officers, directors, partners, members, managers, agents, representatives and their affiliates, each such underwriter and each person controlling the Investor or any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Investor or underwriter and stated to be specifically for use therein; and provided, further that no person shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) To the extent permitted by law, the Investor will, if Registrable Securities held by it are included in the securities as to which registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and representatives and each underwriter, if any, and each person controlling the Company or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by the Investor, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the Investor therein not misleading, and will reimburse the Company and such directors, officers, agents, representatives, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Investor and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, and provided further that the obligations of the Investor hereunder shall be limited to an amount equal to the proceeds to the Investor of securities sold as contemplated herein.

          (c) Each party entitled to Indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party); and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

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           (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided, however, that the obligations of the Investor shall be limited to an amount equal to the proceeds to the Investor from the sale of Registrable Securities as contemplated herein. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

           (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution by the Company contained in the underwriting agreement entered into in connection with any underwritten public. offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

           (f) The foregoing indemnity agreements are subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or the Investor if a copy of the Final Prospectus was furnished to the underwriter or the Investor and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Act.

           (g) The indemnification obligations of the Company and the Investor under this Section 8 shall survive the termination of this Agreement or the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

           (h) The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liabilities are incurred.

        9. Offering Participation Rights. In the event the Company desires at
           -----------------------------
any time to issue any securities (other than debt securities with no equity feature) in a private offering, the Company shall offer to the Investor the right for ten (10) days to purchase such securities at the price at which such securities are to be issued and on the other terms and conditions fixed by the Board of Directors. The portion of the securities the Investor shall have the initial right to purchase in any issuance subject to this Section 9 shall be in the same ratio as the total shares of Common Stock held of record by the Investor then bears to the total number of shares of Common Stock then outstanding, as adjusted as provided herein. For purposes of the preceding sentence, the Investor shall be deemed to own a number of shares of Common Stock determined on the same basis as if all then outstanding shares of Preferred Stock have been converted in full into Common Stock, and the Warrant has been exercised in full. After giving notice of any proposed issuance of securities, and affording the Investor the opportunity to purchase such securities within the time period specified above, the Company may thereafter sell

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any of such securities that are not purchased by the Investor, without further offering such securities to the Investor. The Company may make such adjustment to the total number of shares of Common Stock deemed outstanding for purposes of calculating the proportionate share of the securities offered which the Investor may purchase, in order to appropriately reflect any offering participation rights held by any other person not holding shares of Common Stock who is similarly entitled to participate in such offering. If the Investor elects to purchase more securities than offered, the Investor will be entitled to purchase his, her or its pro rata portion of the offered securities. The purchase right afforded by this Section 9 shall expire upon the earlier of the second anniversary of the date of this Agreement, or the date the Preferred Stock has been redeemed or converted into Common Stock in full. Anything in this Agreement to the contrary notwithstanding, the purchase right afforded under this Section 9 is a personal, non-transferable right limited to the Investor. The purchase right afforded under this Section 9 shall not apply to the following transactions:

           (a) securities issued or created as a result of any stock dividend, subdivision, reclassification, recapitalization or similar event;

           (b) securities issued pursuant to a firm commitment underwritten public offering;

           (c) securities issued to fulfill or comply with any obligation of the Company to issue securities pursuant to any present or future stock option plan, stock purchase, bonus, savings investment, or other stock incentive programs for the benefit of the directors, officers, employees of or consultants to the Company;

           (d) securities issued by reason of the exercise of outstanding options, warrants or other rights to acquire securities;

           (e) securities issued in consideration of the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of the stock or assets of another entity; provided, however, the Company shall afford the Investor the opportunity to purchase such number of securities of the same type as given by the Company in connection with such acquisition in such amount as will maintain the Investor's proportionate equity interests in the Company, provided further, however, that (i) the Investor must purchase such securities by cash payment determined in reference to such acquisition; and (ii) the Investor shall make such payment no later than thirty (30) days following the date of such acquisition; and/or

           (f) securities issued in a private placement to third-party investors through an investment banker, placement agent or finder; provided, however, the Company shall use its best efforts to persuade the intermediary party to sell such portion of the offered securities requested by the Investor to the Investor as part of such offering.

    10.    Assignability. The rights to cause the Company to register
           -------------
Registrable Securities pursuant to this Agreement may not be assigned by the Investor except with respect to any affiliate of the Investor, provided such affiliate enters into an agreement to be bound by the terms of this Agreement. The Company may not assign or transfer its rights or obligations hereunder without the prior written consent of the Investor.

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11. Miscellaneous.
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           (a)    No Third-Party Beneficiaries. This Agreement shall not confer
                  ----------------------------
any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

           (b)    Entire Agreement. This Agreement (including the documents
                  ----------------
referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

           (c)    Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

           (d)    Headings. The section headings contained in this agreement
                  --------
are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

           (e)    Notices. All notices, requests, demands, claims, and other
                  -------
communications hereunder will be in writing. Any notice, request, demand, claim, or communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Company:    Pinnacle Oil International, Inc.
                           Attn.: R. Dirk Stinson
                           840 7th Avenue, S.W., Suite 750
                           Calgary, Alberta, Canada
                           T2P 3G2

     Copy to:              Andrew F. Pollet
                           Pollet & Woodbury
                           10900 Wilshire Boulevard, Suite 500
                           Los Angeles, CA  90024-6525

     If to the Investor:   SFD Investment LLC
                           Attn.: K. Rick Turner
                           111 Center Street
                           Suite 2500
                           Little Rock, AR  72201

     Copy to:              Jackson Farrow Jr.
                           111 Center Street
                           Suite 2500
                           Little Rock, AR  72201

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the

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intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

           (f)    Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

           (g)    Amendments and Waivers. No amendment of any provision of this
                  ----------------------
Agreement shall be valid unless the same shall be in writing and signed by the Company and the Investor. No waiver by any Party or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior of subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

           (h)    Severability. Any term or provision of this Agreement that is
                  ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

           (i)    Construction. The Parties have participated jointly in the
                  ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provision of the Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

           (j)    Incorporation of Exhibits and Schedules. The Exhibits
                  ---------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.

           (k)    Specific Performance. Each of the Parties acknowledges and
                  --------------------
agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

                                     *****

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on [as of] the date first above written.

                                  PINNACLE OIL INTERNATIONAL, INC.
                                  a Nevada corporation



                                  By:      /s/ R. Dirk Stinson
                                     -----------------------------------

                                  Title:
                                        --------------------------------

                                  SFD INVESTMENT LLC,
                                  an Arkansas limited liability company


                                  By:          K. Rick Turner
                                      ----------------------------------

                                  Title:
                                         -------------------------------

                                  APPENDIX A

     "Act" shall mean the Securities Act of 1933, as amended.

     "Agents" shall have the meaning set forth in Section 2.4 (ix).

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     "Company" shall have the meaning set forth in the preface.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Final Prospectus" shall have the meaning set forth in Section 3 (f).

     "Indemnified Party" shall have the meaning set forth in Section 3 (c).

     "Indemnifying Party" shall have the meaning set forth in Section 3 (c).

     "Investor" shall mean the Person identified in the preface and any subsequent holder of Registrable Securities pursuant to Section 10..

     "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Records" shall have the meaning set forth in Section 2.4 (ix).

     The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement.

     "Registrable Securities" means (i) any shares of Common Stock of the Company that are issuable upon conversion of any shares of Preferred Stock or upon exercise of any of the Warrants that have been granted to the Investor pursuant to the Subscription Agreement, and (ii) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock in the Company; provided, however, that any such securities shall no longer be considered Registrable Securities if either of the following apply: (1) such securities have been sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; or (2) such securities have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act, so that all transfer restrictions and restrictive legends with respect thereto are no longer applicable upon the consummation of such sale.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     "Subscription Agreement" shall mean that certain Stock Subscription Agreement dated April 3, 1998, between the Company and the Investor.